UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2008 (August 6, 2008)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 12, 2008, Massey Energy Company (the “Company”) completed a registered underwritten public offering of $690 million aggregate principal amount of its 3.25% convertible senior notes due 2015 (the “Notes”), pursuant to an Underwriting Agreement (the “Notes Underwriting Agreement”), dated August 6, 2008, among the Company, the guarantors named therein and UBS Securities LLC and J.P. Morgan Securities Inc. and the other underwriters named therein. The aggregate principal amount of the Notes sold reflects the full exercise by the underwriters of their option to purchase an additional $90 million in aggregate principal amount of the Notes to cover over-allotments. In addition, on August 12, 2008, the Company also completed a registered underwritten public offering of 4,370,000 shares of its common stock (the “Shares”) at a public offering price of $61.50 per share, pursuant to an Underwriting Agreement (the “Shares Underwriting Agreement”), dated August 6, 2008, between the Company and UBS Securities LLC and J.P. Morgan Securities Inc. and the other underwriters named therein. The number of Shares sold reflects the full exercise by the underwriters of their option to purchase an additional 570,000 shares of common stock to cover over-allotments.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-152776), including a prospectus supplement dated August 6, 2008 (the (“Notes Prospectus Supplement”) to the prospectus contained therein dated August 5, 2008, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”). The sale of the Shares was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-152776), including a prospectus supplement dated August 6, 2008 to the prospectus contained therein dated August 5, 2008, filed by the Company with the SEC, pursuant to Rule 424(b)(5) under the Securities Act.

The Company issued the Notes under an indenture dated as of August 12, 2008 (the “Base Indenture”), as supplemented by a supplemental indenture dated as of August 12, 2008 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among the Company, the guarantors party thereto and Wilmington Trust Company, as trustee (the “Trustee”). The Base Indenture and the Supplemental Indenture (including the form of Note) are filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference. Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Notes Prospectus Supplement entitled “Description of the notes”, which is incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description of the Notes and the Indenture. This description is qualified in its entirety by reference to the detailed provisions of the Indenture.

The Notes bear interest at a rate of 3.25% per annum, payable semi-annually in arrears on August 1 and February 1 of each year, beginning on February 1, 2009. The Notes will mature on August 1, 2015, unless earlier repurchased by the Company or converted.

The Notes are convertible in certain circumstances and during certain periods (as described in the Supplemental Indenture) at an initial conversion rate of 11.4106 shares of common stock per $1,000 principal amount of Notes (which represents an initial conversion price of approximately $87.64 per share), subject to adjustment in certain circumstances as set forth in the Supplemental Indenture. The Notes are convertible under certain circumstances and during certain periods into (i) cash, up to the aggregate principal amount of the Notes subject to conversion and (ii) cash, the Company’s common stock or a combination thereof, at the Company’s election in respect to the remainder (if any) of the Company’s conversion obligation.

Upon a fundamental change (as described in Section 3.02 of the Supplemental Indenture), holders may require the Company to repurchase all or a portion of their Notes at a purchase price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date. The Notes are not redeemable at the Company’s option prior to maturity.

The Notes are guaranteed on a senior unsecured basis by substantially all of the Company’s current and future operating subsidiaries (the “Guarantors”). The Notes and the guarantees rank equally with all the Company’s and the Guarantors’ existing and future senior unsecured indebtedness and rank senior to all of the Company’s and the Guarantors’ indebtedness that is expressly subordinated to the Notes and the guarantees, but are effectively subordinated to all the Company’s and the Guarantors’ existing and future senior secured indebtedness to the extent of the value of the assets securing the indebtedness and to all liabilities of the Company’s subsidiaries that are not guarantors.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the securities together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 and is incorporated herein by reference

Item 8.01	Other Events

In connection with the issuance and sale by the Company of the Notes and the Shares, as described in response to Item 1.01 of this Current Report, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s Registration Statement (Registration No. 333-152776) relating to the Notes offering and the Shares offering: (i) the Notes Underwriting Agreement (Exhibit 1.1 to this Current Report), (ii) the Shares Underwriting Agreement (Exhibit 1.2 to this Current Report) and (iii) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibits 99.1 and 99.2 to this Current Report).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement dated August 6, 2008, among the Company, the guarantors party thereto and the underwriters party thereto

1.2	Underwriting Agreement dated August 6, 2008, between the Company and the underwriters party thereto

4.1	Indenture dated as of August 12, 2008, among Massey Energy Company, the guarantors party thereto and Wilmington Trust Company, as Trustee

4.2	First Supplemental Indenture dated as of August 12, 2008, among Massey Energy Company, the guarantors party thereto and Wilmington Trust Company, as Trustee

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-152776)

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-152776)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated as of August 6, 2008, among the Company, the guarantors party thereto and the underwriters party thereto

1.2	Underwriting Agreement dated as of August 6, 2008, between the Company and the underwriters party thereto

4.1	Indenture dated as of August 12, 2008, among Massey Energy Company, the guarantors party thereto and Wilmington Trust Company, as Trustee

4.2	First Supplemental Indenture dated as of August 12, 2008, among Massey Energy Company, the guarantors party thereto and Wilmington Trust Company, as Trustee

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-152776)

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-152776)